Consent of Independent Auditors




The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account C:

We consent to the use of our reports dated February 4, 1997 and February 14, 1997 incorporated herein by reference in registration statement (No. 33-75992) on Form N-4.


                                                       /s/ KPMG Peat Marwick LLP



Hartford, Connecticut
August 19, 1997